Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Soto, the President and Chief Executive Officer of Celexus, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.  The Annual Report on Form 10-K/A for the year ended March 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Lisa Averbuch
Lisa Averbuch, President, CEO, CFO, Treasurer, Secretary, Director

Date: March 12, 2020